                                                                    EXHIBIT 10.3


                                JOINDER AGREEMENT


        THIS AGREEMENT is being executed effective as of November 21, 2003 (the "Effective Date"), by TBC CORPORATION, a Delaware corporation ("TBC"), in favor of each of REALTY INCOME CORPORATION, a Maryland corporation ("RIC"), CREST NET LEASE, INC., a Delaware corporation ("Crest"), and REALTY INCOME TEXAS PROPERTIES, L.P., a Delaware limited partnership ("Texas"), and their successors and assigns, under the following circumstances:

               A. TBC's wholly-owned subsidiary, NTW Incorporated, a Delaware corporation ("NTW"), is party to a series of Land and Building Lease Agreements, dated as of November 21, 2003 and more particularly described in Exhibit A attached hereto (the "Leases"), with RIC, Crest, and Texas (each, a "Lessor"), pursuant to the terms of which NTW leases a total of 86 retail tire stores from the Lessors.

               B. As a condition to the obligation of each Lessor to execute the Leases with NTW to which such Lessor is a party, TBC executed a series of Guarantys, dated as of November 21, 2003 and more particularly described in Exhibit B attached hereto (the "Guarantys"), pursuant to which TBC guaranteed to each Lessor the full and prompt payment and performance by NTW of all of its obligations under the Leases to which such Lessor is a party.

               C. At the request of TBC, each of the Lessors has agreed to the termination of the Guarantys, provided that TBC agrees to be joined to the Leases as a lessee thereunder.

        NOW, THEREFORE, in consideration of the termination of the Guarantys, TBC hereby agrees as follows:

        1. TBC shall be, and by its execution of this Agreement, TBC is hereby, joined to each of the Leases as a Tenant, as defined in each of the Leases, effective as of the Effective Date.

        2. TBC shall be fully liable, jointly and severally, with NTW for all of the Tenant's obligations under each of the Leases to the same extent as if TBC had been originally named therein as a Tenant.

        3. TBC's obligations as a Tenant under each of the Leases shall not be affected by any failure of NTW to perform any of its obligations under any Lease, regardless of the reason for such nonperformance.

        TBC HEREBY RATIFIES, CONFIRMS, AND APPROVES all of the terms and provisions of each of the Leases, as executed by NTW and the Lessor named therein, and acknowledges that the Leases are in full force and effect and binding upon NTW and TBC in accordance with their respective terms.

        IN WITNESS WHEREOF, TBC has executed this Joinder Agreement effective as of the Effective Date.


                                      TBC CORPORATION



                                      By /S/ TIMOTHY J. MILLER
                                         -------------------------------------
                                         Timothy J. Miller,
                                         Vice President and Treasurer


                          ACKNOWLEDGMENT AND AGREEMENT

        NTW Incorporated, a Delaware corporation ("NTW"), hereby acknowledges and agrees to the addition of TBC Corporation as a Tenant under each of the Leases described in Exhibit A attached hereto and acknowledges that the Leases are in full force and effect and binding upon NTW and TBC in accordance with their respective terms.


                                      NTW INCORPORATED



                                      By /S/ TIMOTHY J. MILLER
                                         ---------------------------------
                                         Timothy J. Miller,
                                         Vice President and Treasurer

                                      Effective Date:  November 21, 2003

                          ACKNOWLEDGMENT AND AGREEMENT

        Each of the undersigned hereby agrees that (i) each of the Guarantys listed on Exhibit B attached hereto given in favor of the undersigned by TBC Corporation shall be, and each is hereby, terminated effective as of the Effective Date; and (ii) TBC Corporation shall be, and is hereby, added as a Tenant under each of the Leases, effective as of the Effective Date.


                                      REALTY INCOME CORPORATION



                                      By  /S/ MICHAEL R. PFEIFFER
                                         ---------------------------------
                                          Michael R. Pfeiffer,
                                          Executive Vice President and
                                          General Counsel





                                      REALTY INCOME TEXAS PROPERTIES, L.P.

                                      By:    Realty Income Corporation
                                      Its:   General Partner


                                             By /S/ MICHAEL R. PFEIFFER
                                               ---------------------------
                                                Michael R. Pfeiffer,
                                                Executive Vice President and
                                                General Counsel

                          ACKNOWLEDGMENT AND AGREEMENT

        Each of the undersigned hereby agrees that (i) each of the Guarantys listed on Exhibit B attached hereto given in favor of the undersigned by TBC Corporation shall be, and each is hereby, terminated effective as of the Effective Date; and (ii) TBC Corporation shall be, and is hereby, added as a Tenant under each of the Leases, effective as of the Effective Date.


                                CREST NET LEASE, INC.



                                By /S/ RICHARD G. COLLINS
                                   -----------------------------------------
                                      Richard G. Collins,
                                      President



                                AS TO NTW STORE NO. 7037:

                                SHELDON P. DOING, TRUSTEE
                                U.D.T., DATED NOVEMBER 23, 1987



                                By
                                   -----------------------------------------
                                   Sheldon P. Doing, Trustee

                                Date:  February _____, 2004


                                AS TO NTW STORE NO. 7288:

                                DONALD L. PAULTER and RICHARD H. MEIS,
                                BOTH AS INDIVIDUALS
                                AND TENANTS IN COMMON



                                By
                                   -----------------------------------------
                                   Donald L. Paulter



                                Date:  February _____, 2004


                                By
                                   -----------------------------------------
                                   Richard H. Meis



                                Date:  February _____, 2004

                                AS TO NTW STORE NO. 7361:

                                DENEX PETROLEUM CORPORATION


                                By
                                   -----------------------------------------
                                     Dennis Xander
                                     President

                                Date:  February _____, 2004


                                AS TO NTW STORE NO. 7739:


                                5701 INVESTORS, LLC,
                                a Missouri limited liability company


                                By
                                   -----------------------------------------
                                   Arthur Loomstein, Trustee of the
                                   Arthur Loomstein Revocable Trust dtd
                                   10/11/02, Manager


                                Date:  February _____, 2004



                                By
                                   -----------------------------------------
                                   Jack H. Wolf, Trustee of the Jack A. Wolf
                                   Revocable Trust dtd 9/9/98, Manager


                                Date:  February _____, 2004


                                AS TO NTW STORE NO. 7154:


                                HOLLANDER FAMILY TRUST DATED 4/29/93


                                By
                                   -----------------------------------------
                                   Jerome Hollander, Trustee


                                Date: February ____, 2004


                                By
                                   -----------------------------------------
                                   Sonya Hollander, Trustee

                                Date: February ____, 2004

                                    EXHIBIT A

                               SCHEDULE OF LEASES

1. Land and Building Lease Agreement dated November 21, 2003 between Realty Income Corporation, a Maryland corporation, as landlord, and NTW Incorporated, a Delaware corporation ("NTW"), as tenant, with respect to the real property described on Exhibit A thereto.

2. Land and Building Lease Agreement dated November 21, 2003 between Realty Income Texas Properties, L.P., a Delaware limited partnership, as landlord, and NTW, as tenant, with respect to the real property described on Exhibit A thereto.

3. Land and Building Lease Agreement dated November 21, 2003 between Crest Net Lease, Inc., a Delaware corporation ("CNL"), as landlord, and NTW, as tenant, with respect to the premises known as Store No. 2702, located at 9960 Watson Road, St. Louis, MO 63126.

4. Land and Building Lease Agreement dated November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7000, located at 2123 Louisiana Street, Houston, TX 77002.

5. Land and Building Lease Agreement dated November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7006, located at 2939 SW Military Drive, San Antonio, TX 78224.

6. Land and Building Lease Agreement dated November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7007, located at 4753 Jonesboro Road, Union City, GA.

7. Land and Building Lease Agreement dated November 21, 2003 between Sheldon P. Doing, Trustee, U.D.T., dated November 23, 1987, assignee of CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7037, located at 13171 Northwest Freeway, Houston, TX 77040.

8. Land and Building Lease Agreement dated November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7154, located at 221 S. Woodbourne, Langhorne, PA.

9. Land and Building Lease Agreement dated November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7175, 5580 Highway 6 N, Houston, TX 77084.

10. Land and Building Lease Agreement dated November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7180, located at 3235 Brunswick Pike, Lawrenceville, NJ.

11. Land and Building Lease Agreement dated November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7189, located at 1355 I-10 S, Beaumont, TX 77701.

12. Land and Building Lease Agreement dated November 21, 2003 between Donald L. Paulter and Richard H. Meis, both as individuals and as tenants in common, assignee of CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7288, located at 4650 Walzen Road, San Antonio, TX 78242.

13. Land and Building Lease Agreement dated November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7290, located at 5201 Hickory Hollow Pkwy., Antioch, TN 37013.

14. Land and Building Lease Agreement dated November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7301, located at 2475 Golf Rd., Hoffman Estates, IL.

15. Land and Building Lease Agreement dated November 21, 2003 between Denex Petroleum Corporation, assignee of CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7361, located at 2400 S. Park Rd., Bethel Park, PA.

16. Land and Building Lease Agreement dated November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7526, located at 9850 Joliet Rd., Countryside, IL.

17. Land and Building Lease Agreement dated November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7607, located at 868 National Rd., Wheeling, WV 26003.

18. Land and Building Lease Agreement dated November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7676, located at 88 Stratford Drive, Bloomingdale, IL.

19. Land and Building Lease Agreement dated November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7686, located at 4453 Southwest Hwy., Oak Lawn, IL.

20. Land and Building Lease Agreement dated November 21, 2003 between 5701 Investors, LLC, a Missouri limited liability company, assignee of CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7739, located at 5701 Suemandy Drive, St. Peters, MO 63376.

                                    EXHIBIT B

                             SCHEDULE OF GUARANTIES

1. Guaranty of Lease dated as of November 21, 2003 by TBC Corporation, a Delaware corporation ("TBC"), as guarantor, in favor of Realty Income Corporation, a Maryland corporation ("RIC") with respect to Land and Building Lease Agreement dated as of November 21, 2003 between RIC, as landlord, and NTW Incorporated, a Delaware corporation ("NTW"), as tenant, with respect to the real property described on Exhibit A thereto.

2. Guaranty of Lease dated of November 21, 2003 by TBC, as guarantor, in favor of Realty Income Texas Properties, L.P., a Delaware limited partnership ("RITP") with respect to Land and Building Lease Agreement dated as of November 21, 2003 between RITP, as landlord, and NTW, as tenant, with respect to the real property described on Exhibit A thereto.

3. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of Crest Net Lease, Inc., a Delaware corporation ("CNL") with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 2702, located at 9960 Watson Road, St. Louis, MO 63126.

4. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of CNL with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7000, located at 2123 Louisiana Street, Houston, TX 77002.

5. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of CNL with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7006, located at 2939 SW Military Drive, San Antonio, TX 78224.

6. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of CNL with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7007, located at 4753 Jonesboro Road, Union City, GA.

7. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of Sheldon P. Doing, Trustee, U.D.T. Dated November 23, 1987 with respect to Land and Building Lease Agreement dated as of November 21, 2003 between Sheldon P. Doing, Trustee, U.D.T. Dated November 23, 1987, assignee of CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7037, located at 13171 Northwest Freeway, Houston, TX 77040.

8. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of CNL with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7154, located at 221 S. Woodbourne, Langhorne, PA.

9. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of CNL with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7175, 5580 Highway 6 N, Houston, TX 77084.

10. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of CNL with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7180, located at 3235 Brunswick Pike, Lawrenceville, NJ.

11. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of CNL with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7189, located at 1355 I-10 S, Beaumont, TX 77701.

12. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of Donald L. Paulter and Richard H. Meis, both as individuals and as tenants in common, with respect to Land and Building Lease Agreement dated as of November 21, 2003 between Donald L. Paulter and Richard H. Meis, both as individuals and as tenants in common, assignee of CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7288, located at 4650 Walzen Road, San Antonio, TX 78242.

13. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of CNL with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7290, located at 5201 Hickory Hollow Pkwy., Antioch, TN 37013.

14. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of CNL with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7301, located at 2475 Golf Rd., Hoffman Estates, IL.

15. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of Denex Petroleum Corporation with respect to Land and Building Lease Agreement dated as of November 21, 2003 between Denex Petroleum Corporation, assignee of CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7361, located at 2400 S. Park Rd., Bethel Park, PA.

16. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of CNL with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7526, located at 9850 Joliet Rd., Countryside, IL.

17. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of CNL with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7607, located at 868 National Rd., Wheeling, WV 26003.

18. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of CNL with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7676, located at 88 Stratford Drive, Bloomingdale, IL.

19. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of CNL with respect to Land and Building Lease Agreement dated as of November 21, 2003 between CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7686, located at 4453 Southwest Hwy., Oak Lawn, IL.

20. Guaranty of Lease dated as of November 21, 2003 by TBC, as guarantor, in favor of 5701 Investors, LLC, a Missouri limited liability company with respect to Land and Building Lease Agreement dated as of November 21, 2003 between 5701 Investors, LLC, a Missouri limited liability company, assignee of CNL, as landlord, and NTW, as tenant, with respect to the premises known as Store No. 7739, located at 5701 Suemandy Drive, St. Peters, MO 63376.